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                                                                   Exhibit 10.59



                                HADCO CORPORATION

                         NON-QUALIFIED STOCK OPTION PLAN

                                NOVEMBER 29, 1995

                      AS AMENDED AND RESTATED JULY 1, 1998



         1. PURPOSE. This Non-Qualified Stock Option Plan (hereinafter, the "Plan") is intended to promote the interests of Hadco Corporation (hereinafter, the "Company") by providing an inducement for highly qualified personnel to enter the employ of the Company and an incentive for valued employees to remain with the Company and to use their best efforts to promote the Company's continued success, by means of the offer of an opportunity to acquire or increase their proprietary interest in the Company through the granting of options to purchase the Company's stock pursuant to the terms of this Plan. As used herein, the term "Company" includes any present or future subsidiary and any successor corporation.

         2. RIGHTS TO BE GRANTED. Under this Plan, options may be granted that give an optionee the right for a specified time period to purchase a specified number of shares of common stock, par value $0.05, of the Company. The option price shall be determined in each instance by the Stock Option Committee, in accordance with the terms of this Plan, including, without limitation, under
Section 7 hereof.

         3. AVAILABLE SHARES. The total number of shares of common stock, par value $0.05, of the Company, for which options




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may be granted shall be One Million (1,000,000) shares, subject to adjustment in accordance with Paragraph 11 of this Plan. Shares subject to the Plan may be either authorized but unissued shares or shares that were once issued and subsequently reacquired by the Company. If any options granted under this Plan are surrendered before exercise or lapse without exercise, in whole or in part, the shares reserved therefor shall revert to the option pool and shall continue to be available under the Plan. No one employee of the Company may be granted options to acquire, in the aggregate, more than 300,000 shares of Common Stock under this Plan. If any option granted under this Plan shall expire or terminate for any reason without having been exercised in full or shall cease for any reason to be exercisable in whole or in part or shall be repurchased by the Company, the shares subject to such option shall be included in the determination of the aggregate number of shares of common stock deemed to have been granted to such employee under this Plan.

         4. ADMINISTRATION. The Plan shall be administered by the Stock Option Committee (hereinafter, the "Committee"), which shall consist of two or more members appointed by the Board of Directors of the Company; provided, however that the Plan shall be administered: (I) to the extent required by applicable regulations under Section 162(m) of the Internal Revenue Code of 1986, by two or more "outside directors" (as defined in applicable regulations thereunder) and (ii) to the extent required by Rule 16b-3 promulgated under the Securities Exchange Act of 1934 or any successor provision ("Rule 16b-3"), by a





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disinterested administrator or administrators within the meaning of Rule 16b-3.
The Board may at any time and from time to time thereafter appoint additional or substitute members of the Committee and may fill vacancies on the Committee, however caused. No person shall be a member of the Committee who is not a Director of the Company.

                  In the event no Committee is appointed, the Board shall act as the Committee and all references in this Plan to the Committee shall mean the Board. If a Committee is appointed but under applicable law does not have authority to undertake any duty stated herein, the Board shall act as and for the Committee for the purpose of undertaking that particular duty.

                  The Committee shall choose one of its members as Chair and shall hold meetings at such times and places as it deems advisable. A majority of the members of the Committee shall constitute a quorum, and any action may be taken by a majority of those present and voting at any meeting.

                  Subject to the provisions of this Plan, the Committee shall have authority in its discretion to determine the employees of the Company to whom options shall be granted, the number of shares to be covered by each option, the time or times at which options shall be granted, the purchase price of the stock covered by each option, the time or times during the term of option (defined in Section 9) at which each such option shall become exercisable, the form of agreement to be used in granting the options, and shall further have the authority to interpret this Plan, and to prescribe, amend and rescind rules and






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regulations relating to it. All questions of interpretation and application of this Plan and of any options issued under it shall be determined by the Committee, and such determination shall be final and binding upon all persons.

                  No member of the Board or of the Committee shall be liable for any action or determination made in good faith with respect to the Plan or any option granted under it.

         5. GRANT OF OPTIONS. The Committee may from time to time grant options to eligible persons pursuant to the provisions of this Plan. Each option so granted shall be evidenced by an Option Agreement, in such form as may be approved by the Committee, which Agreement shall be duly executed and delivered on behalf of the Company and by the optionee to whom such option is granted. The Agreement may contain such terms, provisions, and conditions not inconsistent with the Plan as may be determined by the Committee, including restrictions to be imposed on the shares acquired by a participant upon the exercise of an option granted to him.

                  The grant of an option under this Plan shall be effective as of the date of the vote of the Stock Option Committee of the Board of Directors of the Company to issue such an option. The granting of options under this Plan shall be entirely discretionary and nothing in this Plan shall be deemed to give any employee any right to participate in this Plan or to receive options.

                  The grant of an option under this Plan confers no right upon the optionee with respect to the continuation of his




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employment with the Company or a subsidiary of the Company. Nothing contained in this Plan or any option agreement issued hereunder shall be construed as interfering with or restricting the right of the Company or its subsidiary or the optionee to terminate his employment at any time.

         6. ELIGIBILITY AND LIMITATIONS. Options may be granted pursuant to this Plan only to employees of the Company or of any present or future subsidiary corporation; provided, however, that a person shall be considered to be an employee within the meaning of this Plan if the person has executed a written employment agreement with the Company which provides for the start of active employment within one (1) month of the date of grant of an option. In determining the eligibility of an individual to be granted an option, as well as in determining- the number of shares to be optioned to any individual, the Committee shall consider the responsibilities of the person being considered, the nature and value to the Company or its subsidiaries of his service and accomplishments, his present and potential contribution to the success of the Company or its subsidiaries, and such other factors as the Committee may deem relevant.

                  No option may be granted under this Plan after December 31, 2005.

         7. OPTION PRICE. The purchase price of the stock covered by an option granted pursuant to this Plan shall be the fair market value of the underlying shares of Common Stock on the date the option is granted.






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                  If the Company's common stock is actively traded in the
established over-the-counter market, the fair market value of such common stock shall be the mean between the bid and asked prices quoted in such over-the-counter market at the close on the date nearest preceding the date of grant. If such common stock is listed on any national exchange, or traded in the Nasdaq National Market, the mean between the high and low sale prices quoted on such exchange or market on the trading day nearest preceding the date of the granting of the option may be taken as such fair market value. If the stock is not publicly traded, the fair market value shall be determined from time to time by the Board of Directors.

                  The full purchase price per share (determined after any appropriate adjustment has been made under the terms of Section 11 of this Plan) shall be paid as provided in Section 8 below.

         8. EXERCISE OF OPTION. Subject to the terms and conditions of this Plan and the Option Agreement, an option granted hereunder shall be exercisable in whole or in part by giving written notice to the Company by mail or in person addressed to Treasurer, Hadco Corporation, 12A Manor Parkway, Salem, New Hampshire 03079, stating the number of shares with respect to which the option is being exercised, accompanied by payment in full for such shares, which payment may be made (a) in United States dollars in cash or by check, or
(b) at the discretion of the Committee, through delivery of shares of Common Stock having a fair market value equal as of the date of the




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exercise to the cash exercise price of the option, or (c) at the discretion of the Committee and consistent with applicable law, through the delivery of an assignment to the Company of a sufficient amount of the proceeds from the sale of the Common Stock acquired upon exercise of the option and an authorization to the broker or selling agent to pay that amount to the Company, which sale shall be at the participant's direction at the time of exercise, or (d) at the discretion of the Committee, by any combination of (a), (b) and (c) above. There shall be no such exercise at any one time as to fewer than one hundred (100) shares or all of the shares then purchasable by the person or persons exercising the option, if fewer than one hundred (100) shares. A copy of such notice shall be provided to Hamilton & Dahmen, LLP, 73 Tremont Street, Boston, Massachusetts 02108, or to such other counsel as the Company may hereafter designate, and to the Bank of Boston, Shareholder Services Division, Post Office Box 644, Boston, Massachusetts 02102, or to such other Stock Transfer Agent as the Company may hereafter designate. The Transfer Agent shall, on behalf of the Company, prepare a certificate or certificates representing such shares acquired pursuant to exercise of the option, shall register the optionee as the owner of such shares on the books of the Company and shall cause the fully executed certificate(s) representing such shares to be delivered to the optionee as soon as practicable after payment of the option price in full. The holder of an option shall not have any rights of a shareholder with respect to the shares covered by the option, except to the extent that one or






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more certificates for such shares shall be delivered to him upon the due exercise of the option.

         9.       TERM AND TRANSFERABILITY OF OPTIONS.

         (a) Each option shall become exercisable as provided in each option granted by the Company to the participant and as provided in each respective Option Agreement, but in no event shall the option be exercisable during a period longer than the period beginning with the date of grant and ending not later than ten (10) years from such date of grant.

         (b) Any option granted pursuant to this Plan shall not be assignable or transferable except by will or by the laws of descent and distribution. During the lifetime of the optionee, any option shall be exercisable only by the optionee to whom the option is granted. Any option granted hereunder shall be null and void and without effect upon the bankruptcy of the optionee to whom the option is granted, or upon any attempted assignment or transfer, including without limitation, any purported assignment, whether voluntary or by operation of law, pledge, hypothecation or other disposition, attachment, trustee process or similar process, whether legal or equitable, upon such option.

         10.      TERMINATION OF OPTION RIGHTS.

         (a) In the event an optionee ceases to be an employee of the Company for any reason other than death, retirement from the Company on or after normal retirement age as described in the Hadco Corporation Retirement Plan, as it may be amended from time to time, or any successor Plan (or retirement on or after such other earlier age as may be permitted in the individual option





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agreement between the optionee and the Company) or disability, any unvested or unexercised options granted to such optionee shall terminate and become void at midnight on the thirtieth (30) day after the date of termination, but in no event later than the specified expiration date of the option.

         (b) In the event that an optionee ceases to be an employee of the Company by reason of his or her disability or death, any option granted to such optionee shall be immediately and automatically accelerated and all previously unexercised options (to the extent that they have not previously been forfeited in accordance with the terms of the individual option agreement) shall vest and be exercisable (by the optionee's personal representative, heir or legatee, in the event of death) during the period ending one hundred eighty (180) days after the date of termination of employment, but in no event later than the specified expiration date of the option.

         (c) In the event an optionee ceases to be an employee of the Company by reason of his or her retirement on or after normal retirement age as described in the Hadco Corporation Retirement Plan, as it may be amended from time to time, or any successor Plan (or retirement on or after such other earlier age as may be permitted in the individual option agreement between the optionee and the Company), any option granted to such employee which had vested as of the date of retirement may be exercised during the period ending ninety
(90) days after the date of retirement; provided, however, that an individual option agreement may provide different rights to a retiring optionee than those




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contained in this section 10(c); and provided further that in no event may any option be exercisable later than the specified expiration date of the option.

         (d) For purposes of the Plan, a transfer of an employee between the parent Company and a subsidiary company, or between subsidiary companies, shall not be deemed a termination of employment.

         11.      ADJUSTMENTS UPON CHANGES IN CAPITALIZATION.

         (a) In the event that the outstanding shares of the Common Stock of the Company are changed into or exchanged for a different number or kind of shares or other securities of the Company by reason of any reorganization, recapitalization, reclassification, stock split-up, combination of shares or dividends payable in capital stock, appropriate adjustments shall be made in the number and kind of shares as to which options may be granted under the Plan and as to which outstanding options or portions thereof then unexercised shall be exercisable, to the end that the proportionate interest of the option holder shall be maintained as before the occurrence of such event. Such adjustment in outstanding options shall be made without change in the total price applicable to the unexercised portion of such options and with a corresponding adjustment in the option price per share.

         (b) Upon any sale of all or substantially all of the assets of the Company, or upon any merger, consolidation or tender offer in respect of which the stockholders holding all of the Company's outstanding voting securities immediately prior to



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the consummation thereof hold less than 50% of all of the Company's outstanding voting securities immediately after such consummation (each of the foregoing sale, merger, consolidation or tender offer hereinafter called an "Acquisition"), then the date upon which all then outstanding options granted under this Plan become fully vested and exercisable shall be automatically accelerated to occur immediately prior to the consummation of such Acquisition; provided, however, that any such then outstanding options which are not thereupon exercised in full immediately prior to the consummation of such Acquisition shall thereupon terminate.

         (c) In the event of a recapitalization or reorganization of the Company (other than a transaction described in subsections 11(a) and (b) above) pursuant to which securities of the Company or of another corporation are issued with respect to the outstanding shares of Common Stock, an optionee upon exercising an option shall be entitled to receive for the purchase price paid upon such exercise securities he or she would have received if he or she had exercised such option prior to such recapitalization or reorganization. In the event of the proposed dissolution or liquidation of the Company, each option will terminate immediately prior to the consummation of such proposed action or at such other time and subject to such other conditions as shall be determined by the Committee. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be





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made with respect to, the number or price of shares subject to options. No adjustments shall be made for dividends paid in cash or in property other than securities of the Company. No fractional shares shall be issued under the Plan and the optionee shall receive from the Company cash in lieu of such fractional shares. Upon the happening of any of the events described in this Section 11, the class and aggregate numbers of shares set forth in Section 3 hereof that are subject to options which previously have been or subsequently may be granted under this Plan, as well as the 300,000 figure in Section 3, shall also be appropriately adjusted to reflect the events described in such subparagraphs. The Committee or the Successor Board shall determine the specific adjustments to be made under this Section 11 and, subject to Section 2, its determination shall be conclusive.

         12.      RESTRICTIONS ON ISSUANCE OF SHARES.

Notwithstanding the provisions of Section 8 of the Plan, the Company shall have no obligation to deliver any certificate or certificates upon exercise of an option until one of the following conditions shall be satisfied:

                  (i) The shares with respect to which the option has been exercised are at the time of the issue of such shares effectively registered under applicable Federal and State securities acts as now in force or hereafter amended; or

                  (ii) Counsel for the Company shall have given an opinion that such shares are exempt from registration





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         under Federal and State securities acts as now in force or hereafter amended; and until the Company has complied with all applicable laws and regulations, including without limitation all regulations required by any stock exchange upon which the Company's outstanding common stock is then listed.

                  The Company shall use its best efforts to bring about compliance with the above conditions within a reasonable time, except that the Company shall be under no obligation to cause a registration statement or a post-effective amendment to any registration statement to be prepared at its expense solely for the purpose of covering the issue of shares in respect of which any option may be exercised.

                  Any stock purchased under the Plan prior to shareholder approval of the Plan may not be sold, assigned, transferred, pledged or encumbered in any way and will be held in escrow by the Company until shareholder approval for the Plan is obtained, and if such approval is not obtained by the earlier of (i) the next annual meeting of stockholders of the Company, or (ii) June 30, 1996, the purchase of such stock and any option granted hereunder and this Plan will be automatically rescinded and the purchase price returned to purchasing optionees without interest.

         13. REPRESENTATIONS OF OPTIONEE. The Company may require the optionee to deliver such written warranties and representations upon exercise of the option that the Company deems reasonable or necessary, including without limitation a





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representation that a purchase of shares under the option is made for investment and not with a view to their distribution (as that term is used in the Securities Act of 1933).

         14. MODIFICATION OF OUTSTANDING OPTIONS. The Committee or the Board of Directors may accelerate the exercisability of any outstanding option and may authorize changes to any outstanding option with the consent of the participant (including, without limitation, to extend the term of an option upon termination of employment to a date not later than ten (10) years from the original grant date) when and subject to such conditions as are deemed to be in the best interests of the Company and in accordance with the purposes of the Plan.

         15. APPROVAL OF STOCKHOLDERS. The Plan shall be subject to approval by the affirmative vote of stockholders holding at least a majority of the voting stock of the Company voting in person or by proxy at or by the earlier of (i) the next annual meeting of stockholders of the Company, or (ii) June 30, 1996, and the Plan shall take effect as of the date of adoption immediately upon such approval.

         16. TERMINATION AND AMENDMENT OF PLAN. The Plan shall expire at the end of the business day on December 31, 2005 (except as to options outstanding on that date). The Board may at any time terminate the Plan or make such modification or amendment thereof as it deems advisable; provided, however, that except as provided in Section 11 the Board may not, with- out approval of the stockholders of the Company obtained in the manner stated in Section 15 (without regard to clauses (i) and




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(ii) therein), increase the maximum number of shares for which options may be granted under the Plan. To the extent required by Rule 16b-3, any other amendments to this Plan shall be approved by the stockholders of the Company in the manner stated in Section 15 (without regard to clauses (i) and (ii) therein). Termination or any modification or amendment of the Plan shall not, without consent of a participant, affect his rights under an option previously granted to him.

         17. WITHHOLDING OF ADDITIONAL INCOME TAXES. Upon any exercise of any option or the vesting or transfer of restricted stock or securities acquired on the exercise of an option hereunder, or the making of a distribution or other payment with respect to such stock or securities, the Company may withhold taxes in respect of amounts that constitute compensation includable in gross income. The Committee in its discretion may condition (i) the exercise of an option, or
(ii) the vesting or transferability of restricted stock or securities acquired by exercising an option, on the optionee's making satisfactory arrangement for such withholding. Such arrangement may include payment by the optionee in cash or by check of the amount of the withholding taxes or, at the discretion of the Committee, by the optionee's delivery of previously held shares of Common Stock or the withholding of shares from the shares of Common Stock otherwise deliverable upon exercise of an option, with such shares in each case having an aggregate fair market value equal to the amount of such withholding taxes.










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